FOURTH AMENDMENT

TO

SECOND AMENDED AND RESTATED REVOLVING CREDIT

AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of June 26, 2008, by and among GEOKINETICS INC., a Delaware corporation (“Geokinetics”), GEOKINETICS PROCESSING, INC. (formerly known as GEOPHYSICAL DEVELOPMENT CORPORATION), a Texas corporation (“Processing”), GEOKINETICS USA, INC. (formerly known as QUANTUM GEOPHYSICAL, INC.), a Texas corporation (“USA”), GEOKINETICS EXPLORATION INC., an entity organized under the laws of Canada (“Exploration”), GEOKINETICS INTERNATIONAL HOLDINGS, INC. (formerly known as GRANT GEOPHYSICAL, INC.), a Delaware corporation (“International Holdings”), GEOKINETICS INTERNATIONAL, INC. (formerly known as GRANT GEOPHYSICAL (INT’L), INC.), a Texas corporation (“International”), GEOKINETICS MANAGEMENT, INC. (formerly known as GRANT GEOPHYSICAL CORP.), a Texas corporation (“Management”), GEOKINETICS SERVICES CORP., a Texas corporation (“Geokinetics Services”), and ADVANCED SEISMIC TECHNOLOGY, INC., a Texas corporation (“Advanced Seismic”, and together with Geokinetics, Processing, USA, Exploration, International Holdings, International, Management and Geokinetics Services, each a “Borrower” and collectively, the “Borrowers”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), the various financial institutions named therein or which hereafter become a party thereto, (together with PNC, collectively, “Lenders”) and PNC, as agent for the Lenders (in such capacity, “Agent”).

BACKGROUND

WHEREAS, Borrowers, Agent and Lenders are parties to a Second Amended and Restated Revolving Credit and Security Agreement, dated as of May 25, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Agent and Lenders provide Borrowers with certain financial accommodations.

WHEREAS, Borrowers have advised Agent that Undrawn Availability Events occurred in May and June, 2008 (collectively, the “Existing Undrawn Availability Event”);

WHEREAS, Borrowers have requested that the Lenders waive the Existing Undrawn Availability Event, subject to the terms and conditions set forth herein;

WHEREAS, subject to the satisfaction of the conditions set forth herein, Agent and the Lenders are willing to amend the Loan Agreement and waive the Existing Undrawn Availability Event as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

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1. Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2. Amendment to Section 1.2.  Effective as of the date hereof, the following definitions set forth in Section 1.2 of the Loan Agreement are hereby amended and restated in their entirety to read as follows:

“ ‘Applicable Revolving Domestic Rate Margin’ shall mean one and one-half percent (1.50%) per annum, payable in addition to the Alternate Base Rate with respect to Domestic Rate Loans.”

“ ‘Applicable Revolving Eurodollar Rate Margin’ shall mean three percent (3.00%) per annum, payable in addition to the Eurodollar Rate with respect to Eurodollar Rate Loans.”

“ ‘Cash Balance’ shall mean (i) all cash in Blocked Accounts and Depository Accounts for which Agent has received an executed account control agreement, in form and substance acceptable to Agent in its sole discretion and (ii) all proceeds of Collateral maintained in the Blocked Accounts and Depository Accounts for which Agent has received an executed account control agreement, in form and substance acceptable to Agent in its sole discretion, that have been applied to reduce the Formula Amount less outstanding checks.

“ ‘Depository Accounts’ shall mean, collectively, all deposit accounts of Borrowers.

“ ‘Eurodollar Rate’ shall mean, with respect to the Eurodollar Rate Loans for any Interest Period, the greater of (A) three percent (3.00%) per annum or (B) the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which US dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Agent which has been approved by the British Bankers’ Association as an authorized information vendor for the purpose of displaying rates at which US dollar deposits are offered by leading banks in the London interbank deposit market (an “Alternate Source”), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the London interbank offered rate for U.S. Dollars for an amount comparable to such Eurodollar Rate Loan and having a borrowing date and a maturity comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Agent at such time (which determination shall be conclusive absent manifest error)), by (ii) a number equal to 1.00 minus the Reserve Percentage.  Eurodollar Rate may also be expressed by the following formula:

Average of London interbank offered rates quoted
by Bloomberg or appropriate successor as shown on
LIBOR = Bloomberg Page BBAM1

1.00 - Reserve Percentage

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The Eurodollar Rate shall be adjusted with respect to any Eurodollar Rate Loan that is outstanding on the effective date of any change in the Reserve Percentage as of such effective date.  The Agent shall give prompt notice to the Borrowing Agent of the Eurodollar Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.”

“ ‘Fourth Amendment Effective Date’ means June 26, 2008.”

“ ‘Undrawn Availability Event’ shall mean such time as (i) Undrawn Availability falls below $6,000,000 for a period of ten (10) consecutive Business Days or (ii) average Undrawn Availability falls below $10,000,000 for a period of thirty (30) consecutive days.  Testing of the Undrawn Availability Event will begin on that date which is sixty (60) days after the Fourth Amendment Effective Date.”

3. Amendment to Section 2.1.  Effective as of the date hereof, Section 2.1(a)(ii)(B) of the Loan Agreement is hereby amended by replacing “$10,000,000” with “$7,000,000”.

4. Amendment to Section 3.1.  Effective as of the date hereof, Section 3.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“3.1.            Interest.  Interest on Advances shall be payable in arrears on the first day of each month with respect to Domestic Rate Loans and, with respect to Eurodollar Rate Loans, at the end of each Interest Period.  Interest charges shall be computed on the actual principal amount of Advances outstanding during the month at a rate per annum equal to the applicable Revolving Interest Rate (the “Contract Rate”).  Whenever, subsequent to the date of this Agreement, the Alternate Base Rate is increased or decreased, the applicable Contract Rate shall be similarly changed without notice or demand of any kind by an amount equal to the amount of such change in the Alternate Base Rate during the time such change or changes remain in effect.  The Eurodollar Rate shall be adjusted with respect to Eurodollar Rate Loans without notice or demand of any kind on the effective date of any change in the Reserve Percentage as of such effective date.  Upon and after the occurrence of an Event of Default, and during the continuation thereof, at the option of Agent or at the direction of Required Lenders, the Obligations shall bear interest at the Contract Rate plus two percent (2%) per annum (as applicable, the “Default Rate”).”

5. Amendment to Section 4.15.  Effective as of the date hereof, clause (h) of Section 4.15 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(h)           Establishment of a Lockbox Account, Dominion Account.  All proceeds of Collateral shall be deposited by Borrowers into either (i) a lockbox account, full dominion account or such other “blocked account” in which no Borrower has access to the funds contained therein (“Blocked Accounts”) established at a bank or banks (each such bank, a “Blocked Account Bank”) pursuant to an arrangement with such Blocked Account Bank as may be selected by Borrowing Agent and be acceptable to Agent or (ii) depository accounts established at the Agent for the deposit of such proceeds.  Each applicable Borrower (other than Exploration), Agent and each Blocked Account Bank shall enter into a deposit account control agreement in form and substance satisfactory to Agent directing such Blocked Account Bank to transfer such funds so deposited to Agent, either to any account maintained by Agent at said Blocked Account Bank or by wire transfer to appropriate account(s) of Agent.  Exploration shall enter into a deposit account control agreement with Agent and each Blocked Account Bank in form and substance satisfactory to Agent directing such Blocked Account Bank, upon notice from Agent (“Notice”), to transfer such funds so deposited to Agent, either to any account maintained by Agent at said Blocked Account Bank or by wire transfer to appropriate account(s) of Agent.  Agent may deliver such Notice at anytime (i) upon the occurrence and during the continuation of a Default or Event of Default, (ii) upon or after the occurrence of an Undrawn Availability Event.  All funds deposited in such Blocked Accounts shall immediately become the property of Agent and Borrowing Agent shall obtain the agreement by such Blocked Account Bank to waive any offset rights against the funds so deposited.  Neither Agent nor any Lender assumes any responsibility for such blocked account arrangement, including any claim of accord and satisfaction or release with respect to deposits accepted by any Blocked Account Bank thereunder.  All deposit accounts and investment accounts of each Borrower and its Subsidiaries are set forth on Schedule 4.15(h).”

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6. Amendment to Section 7.4.  Effective as of the date hereof, Section 7.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

           “7.4        Investments.  Purchase or acquire obligations or Equity Interests of, or any other interest in, any Person, except (a) obligations issued or guaranteed by the United States of America or any agency thereof, (b) commercial paper with maturities of not more than 270 days and a published rating of not less than A-1 or P-1 (or the equivalent rating), (c) certificates of time deposit and bankers’ acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank if (i) such bank has a combined capital and surplus of at least $500,000,000, or (ii) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency, (d) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof and (e) so long as no Undrawn Availability Event has occurred, investments in Foreign Subsidiaries.  Also excepted from this Section 7.4 are any deemed purchases of Equity Interests resulting from (i) the cashless exercise of stock options by the holders thereof and any repurchases of shares resulting from the cashless exercise of stock options and (ii) the withholding of vested restricted stock in order to satisfy the tax obligations of the holders of such vested restricted stock.”

7. Amendment to Section 7.5.  Effective as of the date hereof, Section 7.5 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

     “7.5        Loans.  Make advances, loans or extensions of credit to any Person, including any Parent, Subsidiary or Affiliate except with respect to (a) the extension of commercial trade credit in connection with the sale of Inventory in the Ordinary Course of Business (b) loans to its employees in the Ordinary Course of Business not to exceed the aggregate amount of $100,000 at any time outstanding, (c) loans to other Borrowers provided that (1) such loans shall be evidenced by a demand note (collectively, the “Intercompany Notes”), which Intercompany Notes shall be in form and substance reasonably satisfactory to Agent and shall be pledged and delivered to Agent pursuant to the applicable Pledge Agreement as additional collateral security for the Obligations; (2) Borrowers shall record all intercompany transactions on their Books and Records in a manner reasonably satisfactory to Agent; (3) the obligations of any Borrower under any such Intercompany Notes shall be subordinated to the Obligations of Borrowers hereunder in a manner reasonably satisfactory to Agent; (4) at the time any such intercompany loan or advance is made by a Borrower to any other Borrower and after giving effect thereto, such Borrowers shall be solvent and (5) no Default or Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan and (d) loans to Foreign Subsidiaries provided that (1) such loans shall be evidenced by  Intercompany Notes, which Intercompany Notes shall be in form and substance reasonably satisfactory to Agent and shall be pledged and delivered to Agent pursuant to the applicable Pledge Agreement as additional collateral security for the Obligations; (2) Borrowers shall record all intercompany transactions on their Books and Records in a manner reasonably satisfactory to Agent; (3) the obligations of any Borrower under any such Intercompany Notes shall be subordinated to the Obligations of Borrowers hereunder in a manner reasonably satisfactory to Agent; (4) at the time any such intercompany loan or advance is made by a Borrower to any Foreign Subsidiary and after giving effect thereto, such Borrowers shall be solvent; (5) no Default or Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan; and (6) no Undrawn Availability Event has occurred or would result from such proposed intercompany loan.  Notwithstanding the foregoing, with respect to intercompany loans made to Foreign Subsidiaries pursuant to clause (d) of this Section 7.5 that are existing on the Fourth Amendment Effective Date, the Intercompany Notes evidencing such intercompany loans shall not be required to be delivered to Agent until the earlier of (x) the date upon which any such Intercompany Notes are executed or (y) the 90th day following the Fourth Amendment Effective Date unless such 90 day period is extended by the Agent in its sole discretion.”

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8. Amendment to Section 7.6.  Effective as of June 1, 2008, Section 7.6 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“7.6           Capital Expenditures.  Permit the aggregate amount of Capital Expenditures made by Geokinetics and its Subsidiaries in any fiscal year set forth below to exceed the amount set forth for such fiscal year:

Fiscal Year	Amount
2007	$110,000,000
2008	$80,000,000
2009 and each fiscal year thereafter	$50,000,000
; provided, however, that for fiscal year 2008, unfinanced Capital Expenditures (i.e. Capital Expenditures other than Capital Expenditures (a) made with the proceeds from the issuance of Equity Interests and (b) financed by a third party financing source) shall not exceed $50,000,000.”

9. Amendment to Section 7.7.  Effective as of the date hereof, Section 7.7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“7.7.                      Dividends.  Declare, pay or make any dividend or distribution on any shares of the common stock or preferred stock of any Borrower (other than (i) dividends and distributions by Subsidiaries of Borrower paid to Borrower and dividends or distributions payable in its stock, or split-ups or reclassifications of its stock and (ii) cash dividends paid in connection with the Preferred Equity, provided that (a) there is no Default or Event of Default existing at the time of the dividend payment and no Default or Event of Default shall occur as a result of such dividend payment, (b) no Undrawn Availability Event has occurred or will result from the making of such dividends or distributions, (c) Undrawn Availability shall be at least $6,000,000 after giving effect to such dividend or distribution payment and (d) Borrowers are in compliance with the Fixed Charge Coverage Ratio, on a pro forma basis, after giving effect to such dividend payments) or apply any of its funds, property or assets to the purchase, redemption or other retirement of any common or preferred stock, or of any options to purchase or acquire any such shares of common or preferred stock of any Borrower.  Also excepted from this Section 7.7 are any deemed dividends or distributions resulting from (i) the cashless exercise of stock options by the holders thereof and any repurchases of shares resulting from the cashless exercise of stock options or (ii) the withholding of vested restricted stock in order to satisfy the tax obligations of the holders of such vested restricted stock.”

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10. Amendment to Section 7.12.  Effective as of the date hereof, Section 7.12 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“7.12     Subsidiaries.

(a)           Form any Subsidiary (other than a Foreign Subsidiary, provided that with respect to any Foreign Subsidiary that is formed, (i) Borrowers shall give Agent not less than 30 days prior written notice of the intention to form such Foreign Subsidiary, (ii) no Borrower shall advance monies to such Foreign Subsidiary except to the extent permitted by Section 7.4(e) and (iii) such Foreign Subsidiary is in the same line of business as the Borrowers as of the Second Restated Closing Date) unless (i) such Subsidiary expressly joins in this Agreement as a borrower and becomes jointly and severally liable for the obligations of Borrowers hereunder, under the Notes, and under any other agreement between any Borrower and Lenders and (ii) Agent shall have received all documents, including legal opinions, it may reasonably require to establish compliance with each of the foregoing conditions.

(b)           Enter into any partnership, joint venture or similar arrangement, except in the ordinary course of business for specific project requirements so long as (i) Borrowers provide prior written notice to Agent, (ii) any liabilities of Borrowers with respect to such arrangement are otherwise permitted under this Agreement, (iii) any investments in such entities are no more than $5,000,000 individually or $10,000,000 in the aggregate, (iv) no Undrawn Availability Event has occurred, (v) no Event of Default has occurred and is continuing, in each case, both before and after giving effect to such arrangement, and (vi) such partnership, joint venture or similar arrangement is in the same line of business as the Borrowers as of the Second Restated Closing Date.”

11. Amendment to Section 7.17.  Effective as of the date hereof, Section 7.17 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

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(a) Prepayment of Indebtedness.  At any time, (i) directly or indirectly, prepay, repurchase, redeem, retire or otherwise acquire any subordinated Indebtedness, (ii) use the proceeds of any Indebtedness to prepay, repurchase, redeem, retire or otherwise acquire any other Indebtedness (including subordinated Indebtedness), (iii) make or receive any payments whatsoever with respect to any Intercompany Note without the prior written consent of Agent, except, that, a Borrower may make or receive payments in satisfaction of such Intercompany Note in the form of the Equity Interests of the debtor with respect to such Intercompany Note, (iv) prepay, repurchase, redeem, retire or otherwise acquire any Indebtedness of any Borrower, but (a) if (1) no Default or Event of Default has occurred and is continuing and no Default or Event of Default would result from such payment or transaction, (2) no Undrawn Availability Event has occurred or would result from such payment and (3) Undrawn Availability is at least $6,000,000 after giving effect to such prepayment, repurchase, redemption, retirement or acquisition, then Borrowers may prepay, repurchase, redeem, retire or otherwise acquire any Indebtedness (other than the Investor Notes) of any Borrower, or (b) if (1) no Default or Event of Default has occurred and is continuing and no Default or Event of Default would result from such payment or transaction, (2) no Undrawn Availability Event has occurred or would result from such payment, (3) Undrawn Availability is at least $6,000,000 after giving effect to such prepayment, repurchase, redemption, retirement or acquisition and (4) the funds used to make such prepayment, repurchase, redemption, retirement or acquisition are the proceeds of new equity issued by Geokinetics, then Borrowers may prepay the Permitted Capital Lease Facility.”

12. Amendment to Section 9.10.  Effective as of the date hereof, Section 9.10 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“9.10.                    Borrowing Base Certificate.  Deliver to Agent on or before the last Business Day of (i) each month, calculated as of the last day of the prior month, if no Undrawn Availability Event has occurred or (ii) each week, if an Undrawn Availability Event has occured, as applicable, a Borrowing Base Certificate in form and substance satisfactory to Agent (which shall not be binding upon Agent or restrictive of Agent’s rights under this Agreement), including reporting of sales, collection, credits, Equipment purchases (including invoices for such Equipment) based on hard costs, Equipment sales (including a reference to the appraised Net Orderly Liquidation Value and sales price) and information under Section 9.2 requested by Agent”.

13. Amendment to Section 9.13.  Effective as of the date hereof, Section 9.13 of the Loan Agreement is hereby amended to replace “thirty (30) days” with “sixty (60) days”.

14. Amendment to Article 9.  Effective as of the date hereof, a new Section 9.20 is hereby added at the end of Article 9 of the Loan Agreement, to read in its entirety as follows:

“9.20                      Foreign Subsidiary Reports.  Furnish Agent within thirty (30) days after the end of each month a report detailing all loans, transfers and investments made by the Borrowers to or in (as applicable) any Foreign Subsidiary.”

15. Amendment to Section 10.10.  Effective as of the date hereof, Section 10.10 is hereby amended and restated in its entirety to read as follows:

“10.10                   Material Adverse Effect.  At any time during which Undrawn Availability is less than $6,000,000 for a period of ten (10) consecutive Business Days, any change in any Borrower’s or any Guarantor’s results of operations or condition (financial or otherwise) which in Agent’s opinion has a Material Adverse Effect;”

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16. Limited Waiver.

(a) Upon satisfaction of the terms and conditions in Section 17 hereof, Agent and the Required Lenders hereby waive the Existing Undrawn Availability Event.

(b) The Borrowers are hereby notified that irrespective of (i) any waivers previously granted by Agent and Lenders regarding the Loan Agreement and the Other Documents, (ii) any previous failures or delays of Agent and Lenders in exercising any right, power or privilege under the Loan Agreement or the Other Documents, or (iii) any previous failures or delays of Agent and Lenders in the monitoring or in the requiring of compliance by the Borrowers with the duties, obligations, and agreements of the Borrowers in the Loan Agreement and the Other Documents, hereafter the Borrowers will be expected to comply strictly with its duties, obligations and agreements under the Loan Agreement and the Other Documents.

17. Conditions of Effectiveness of Amendment.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Agent:

(a) The Agent shall have received the following documents or items, each in form and substance satisfactory to the Agent and its legal counsel:

(1) this Amendment, duly executed by each Borrower; and

(2) all other documents Agent may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby;

(b) The representations and warranties contained herein and in the Loan Agreement and the Other Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof;

(c) Each document (including any Uniform Commercial Code financing statement) required by the Loan Agreement, any related agreement or under law or reasonably requested by the Agent to be filed, registered or recorded in order to create, in favor of Agent, a perfected security interest in or lien upon the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required  or requested, and Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto;

(d) No Default or Event of Default shall have occurred and be continuing or shall be in existence after giving effect to this Amendment;

(e) All fees and expenses due and owing by Borrowers to Agent shall have been paid in full; and

(f) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.

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18. No Consent.   Except as set forth in Section 16 hereof, nothing contained herein shall be construed as a waiver by Agent or Lenders of any covenant or provision of the Loan Agreement, the Other Documents, this Amendment, or of any other contract or instrument between the Borrowers, Lenders and Agent, and the failure of Agent or Lenders at any time or times hereafter to require strict performance by the Borrowers of any provision thereof shall not waive, affect or diminish any right of Agent or Lenders to thereafter demand strict compliance therewith.  Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the Other Documents, this Amendment and any other contract or instrument among the Borrowers, Lenders and Agent.

19. Representations and Warranties.  Each Borrower hereby represents and warrants to Agent and Lenders as of the date of this Amendment as follows:  (A) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (B) the execution, delivery and performance by it of this Amendment, the Loan Agreement and all Other Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (i) its articles of organization, operating agreement, or other organizational documents, or (ii) any applicable law; (C) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Body or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment, the Loan Agreement or any of the Other Documents executed and/or delivered in connection herewith by or against it; (D) this Amendment, the Loan Agreement and all Other Documents executed and/or delivered in connection herewith have been duly executed and delivered by it; (E) this Amendment, the Loan Agreement and all Other Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; (F) after giving effect to this Amendment, it is not in default under the Loan Agreement or any of the Other Documents and no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (G) the representations and warranties contained in the Loan Agreement and the Other Documents are true and correct in all material respects as of the date hereof as if then made, except for such representations and warranties limited by their terms to a specific date.

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20. Effect on the Agreement.  Except as specifically amended, consented and/or waived hereby, the Loan Agreement and the Other Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended.  Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Loan Agreement or any Other Document or any right, power or remedy of Agent or Lenders, nor constitute a waiver of any provision of the Loan Agreement or any Other Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent and/or Lenders whether under the Loan Agreement, the Other Documents, at law or otherwise.  All references to the Loan Agreement shall be deemed to mean the Loan Agreement as modified hereby.  This Amendment shall not constitute a novation or satisfaction and accord of the Loan Agreement and/or the Other Documents, but shall constitute an amendment thereof.  The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and the Other Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any Other Document to the “Loan Agreement” or “Credit Agreement” shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment.

21. Governing Law.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of Texas, without regard to any conflicts of laws principles thereto that would call for the application of the laws of another jurisdiction.

22. Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

23. Counterparts; Facsimile.  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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24. Release.  EACH OF THE BORROWERS HEREBY ACKNOWLEDGES THAT THE BORROWERS’ PAYMENT OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE AGENT OR ANY LENDER.  THE BORROWERS HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE AGENT AND EACH LENDER AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH THE BORROWERS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[Signatures follow.]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

PNC BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By:_____________________________

Name:___________________________

Title:____________________________

LASALLE BUSINESS CREDIT, LLC,
as a Lender

By:_____________________________

Name:___________________________

Title:____________________________

WELLS FARGO FOOTHILL, INC.,
as a Lender

By:_____________________________

Name:___________________________

Title:____________________________

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:_____________________________

Name:___________________________

Title: ____________________________

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ACKNOWLEDGED AND AGREED:

GEOKINETICS INC.,
as Borrowing Agent and as a Borrower

By:___________________________
     Chin Yu
     Vice President

GEOKINETICS PROCESSING, INC.,
as a Borrower

By:___________________________
     Chin Yu
     Vice President

GEOKINETICS USA, INC.,
as a Borrower

By:___________________________
     Chin Yu
     Vice President

GEOKINETICS EXPLORATION INC.,
as a Borrower

By: ___________________________
     Chin Yu
     Vice President

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GEOKINETICS INTERNATIONAL HOLDINGS, INC.,
as a Borrower

By:____________________________
     Chin Yu
     Vice President

GEOKINETICS INTERNATIONAL, INC.,
as a Borrower

By:____________________________
     Chin Yu
     Vice President

GEOKINETICS MANAGEMENT, INC.,
as a Borrower

By:____________________________
     Chin Yu
     Vice President

ADVANCED SEISMIC TECHNOLOGY, INC.,
as a Borrower

By:____________________________
     Chin Yu
     Vice President

GEOKINETICS SERVICES CORP.,
as a Borrower

By:____________________________
     Chin Yu
     Vice President

Fourth Amendment
009125.0135\479564

Addresses for Notices:

1500 City West Blvd.
Suite 800
Houston, Texas 77042
Attention: Chin Yu
Telephone:  (281) 848-6829
Fax: (713) 850-7330

Fourth Amendment
009125.0135\479564